UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Report to Shareholders.

DECEMBER 31

A N N U A L

R E P O R T

TCW Strategic Income Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through a financial intermediary, or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Funds.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held directly with TCW or through your financial intermediary.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Shareholder:

TCW is pleased to present the 2018 annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For 2018, shares of TSI experienced a negative 3.88% return while the Fund’s net asset value (i.e., returns of the underlying assets) actually increased by 1.86%. For reference, TSI’s customized benchmark fell by 1.00%. Although the underlying assets outperformed its benchmark, the Fund’s year-to-date price based return was lower than the NAV based return due to an increase in the discount between NAV and share price from 0.68% at the beginning of the year to 6.73% at December 31, 2018. Annualized price based performance over most longer periods generally remained ahead of the Fund’s benchmark.

In 2018, the Fund paid quarterly dividends of 6.65 cents per share in the first quarter, 6.98 cents per share in the second quarter, 7.74 cents per share in the third quarter, and 12.90 cents per share in the fourth quarter, as well as a short and a long term capital gains distribution of 0.70 cents per share and 2.30 cents per share, respectively. This represents an annualized rate of approximately 34 cents per share, contributing to a realized 12-month trailing yield of 7.07%, as of 12/31/2018. Of course, since yield is a function of a number of parameters, the go-forward yield of TSI will likely differ from the trailing figure.

Fund Performance

		Annualized Total Return as of December 31, 2018
	YTD	1 Year	3 Year	5 Year	10 Year	Since 3/1/06(2)	Since 3/5/87(3)
Price Based Return	-3.88%	-3.88%	+6.02%	+5.10%	+14.90%	+9.92%	+8.06%
NAV Based Return	+1.86%	+1.86%	+4.50%	+4.34%	+13.16%	+8.89%	+8.42%
Custom Benchmark(1)	-1.00%	-1.00%	+5.38%	+4.26%	+8.08%	+5.79%	N/A

(1)

Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

Management Commentary

TCW manages the portfolio of securities according to a full cycle discipline. Effectively, this means that our management style opportunistically increases the level of risk taking with respect to the assets in the early years of an asset price/credit cycle. In the latter stages of the cycle, our proclivity is to reduce risk, which naturally also has the tendency to pull down the overall yield of the portfolio. TCW does judge the credit cycle to be in its closing stage, as evidenced by high leverage, deteriorating underwriting standards, undisciplined investing, and until late 2018, insufficient yield premiums for underwriting risk. Given this view, portfolio positioning entered 2018 defensively to 1) protect the capital position and (2) provide liquidity for opportunistic deployment. As such, we were prepared to take advantage of the sudden spread widening in December that was a consequence of tight liquidity conditions and fears of slowing growth. Positions were added in ABS such as AAA-rated collateralized loan obligations (“CLOs”), and in both investment grade and high yield credit where we found value in excess of price levels, with selective buys in several sectors including manufacturing, financials, communications, and energy. Positions were trimmed in some of the structured product holdings that have held up well, including agency CMBS.

Even with the fourth quarter’s spread widening and recalibration of investor sentiment, we do not believe that valuations have fully priced in long-term fundamental risks yet. As such, we remain steadfast in the opinion that the time to prepare for adverse outcomes is always before the bear market, and are positioned accordingly in anticipation of further volatility. Overall sector positioning remains defensive, with corporate credit emphasizing regulated financials and defensive sectors like pharmaceuticals, communications and non-profit hospitals, and we will continue to look for opportunities to add exposure as spreads widen toward median levels. Outside of corporates, securitized products exposure remains high quality, with a focus on attractive legacy non-agency MBS issues. Agency MBS exhibit strong liquidity characteristics and are high quality, but uncertainty remains as the Fed shrinks its position; and therefore exposure is minimal. Within CMBS, the emphasis remains on agency-backed issues, while the non-agency CMBS allocation continues to emphasize seasoned issues at the top of the capital structure and single-asset/single-borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. ABS bonds held in the Fund favor federally guaranteed student loans, with an additional focus on AAA-rated CLOs that offer value.

Portfolio Positioning

SECTOR ALLOCATION

Asset-backed Securities (ABS)

Mortgage-backed Securities (MBS)

Corporate Bonds (CB)

Municipal Bonds (MUNI)

U.S. Treasury Securities (UST)

Foreign Government Bonds (FGB)

Money Market Investments (MM)

Short Term Investments (ST)

MBS ALLOCATION

Commercial Mortgage-Backed Securities (CMBS)

Residential Mortgage-Backed Securities (RMBS)

Modest leverage can be utilized by the TSI Fund through a Line of Credit facility, though the Fund does not currently use any of the available $70 million commitment. Leverage may return to the Fund when market opportunity is more abundant and management deems the use of leverage is accretive to returns.

We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our web site at www.tcw.com or contact our shareholder services department at 1-866-227-8179, or contact@tcw.com.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments	December 31, 2018

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 101.4% of Net Assets

ASSET-BACKED SECURITIES — 12.6%

321 Henderson Receivables LLC (17-1A-A)

3.99% (1)	08/16/60	$244,463	$248,584

A Voce CLO, Ltd. (14-1A-A1R)

3.60% (3 mo. USD LIBOR + 1.160%) (1)(2)	07/15/26	1,349,843	1,346,609

AMMC CLO (16-19A-A)

3.94% (3 mo. USD LIBOR + 1.500%) (1)(2)	10/15/28	1,370,000	1,372,378

AMUR Finance I LLC (13-1)

10.00% (3)	01/25/22	777,891	225,611

AMUR Finance I LLC (13-2)

10.00% (3)	03/20/24	529,571	174,774

Babson CLO, Ltd. (13-IA-AR)

3.27% (3 mo. USD LIBOR + 0.800%) (1)(2)	01/20/28	640,000	630,780

Babson CLO, Ltd. (16-2A-AR)

3.56% (1)(4)	07/20/28	650,000	650,013

Barings CLO, Ltd. (18-3A-A1)

3.42% (1)(4)	07/20/29	675,000	664,795

Bayview Commercial Asset Trust (03-2-A)

3.38% (1 mo. USD LIBOR + 0.870%) (1)(2)	12/25/33	480,430	472,942

Bayview Commercial Asset Trust (04-1-A)

2.86% (1 mo. USD LIBOR + 0.540%) (1)(2)	04/25/34	390,932	387,447

Bayview Commercial Asset Trust (04-2-A)

2.94% (1 mo. USD LIBOR + 0.645%) (1)(2)	08/25/34	384,627	378,869

Bayview Commercial Asset Trust (04-3-A1)

3.06% (1 mo. USD LIBOR + 0.370%) (1)(2)	01/25/35	208,598	206,357

Brazos Higher Education Authority, Inc. (10-1-A2)

3.88% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	2,200,000	2,252,263

CIFC Funding, Ltd. (14-4RA-A1A)

3.59% (1)(4)	10/17/30	1,405,000	1,389,570

CIT Education Loan Trust (07-1-A)

2.91% (3 mo. USD LIBOR + 0.090%) (1)(2)	03/25/42	745,182	719,701

Education Loan Asset-Backed Trust I (13-1-A2)

3.31% (1 mo. USD LIBOR + 0.800%) (1)(2)	04/26/32	1,260,000	1,266,637

EFS Volunteer No 2 LLC (12-1-A2)

3.86% (1 mo. USD LIBOR + 1.350%) (1)(2)	03/25/36	1,500,000	1,528,302

GCO Education Loan Funding Master Trust II (06-2AR-A1RN)

2.97% (1 mo. USD LIBOR + 0.650%) (1)(2)	08/27/46	2,132,794	2,035,079

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Global SC Finance SRL (14-1A-A2)

3.09% (1)	07/17/29	$242,875	$238,334

Goal Capital Funding Trust (06-1-B)

3.13% (3 mo. USD LIBOR + 0.450%) (2)	08/25/42	260,313	243,655

GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2)

3.62% (1)(4)	10/29/29	1,400,000	1,393,707

Higher Education Funding I (14-1-A)

3.74% (3 mo. USD LIBOR + 1.050%) (1)(2)	05/25/34	518,200	522,843

LCM XXI LP (21A-AR)

3.35% (1)(4)	04/20/28	1,100,000	1,084,073

Madison Park Funding, Ltd. (18-30A-A)

3.19% (1)(4)	04/15/29	1,400,000	1,367,801

Magnetite VII, Ltd. (12-7A-A1R2)

3.24% (1)(4)	01/15/28	410,000	404,397

Nelnet Student Loan Trust (14-4A-A2)

3.46% (1 mo. USD LIBOR + 0.950%) (1)(2)	11/25/48	575,000	579,030

North Carolina State Education Assistance Authority (11-1-A3)

3.39% (3 mo. USD LIBOR + 0.900%) (2)	10/25/41	1,988,098	2,006,723

Scholar Funding Trust (12-B-A2)

3.61% (1 mo. USD LIBOR + 1.100%) (1)(2)	03/28/46	793,277	799,964

SLC Student Loan Trust (04-1-B)

2.91% (3 mo. USD LIBOR + 0.290%) (2)	08/15/31	364,551	345,264

SLC Student Loan Trust (06-1-B)

3.00% (3 mo. USD LIBOR + 0.210%) (2)	03/15/55	464,460	442,726

SLM Student Loan Trust (04-2-B)

2.96% (3 mo. USD LIBOR + 0.470%) (2)	07/25/39	396,420	374,234

SLM Student Loan Trust (05-9-B)

2.79% (3 mo. USD LIBOR + 0.300%) (2)	01/25/41	474,235	454,662

SLM Student Loan Trust (06-8-A6)

2.65% (3 mo. USD LIBOR + 0.160%) (2)	01/25/41	1,400,000	1,363,745

SLM Student Loan Trust (07-6-B)

3.34% (3 mo. USD LIBOR + 0.850%) (2)	04/27/43	151,759	147,243

SLM Student Loan Trust (07-7-B)

3.24% (3 mo. USD LIBOR + 0.750%) (2)	10/27/70	150,000	140,607

SLM Student Loan Trust (08-2-B)

3.69% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	225,000	215,255

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (08-3-B)

3.69% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	$225,000	$220,548

SLM Student Loan Trust (08-4-B)

4.34% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	480,000	493,812

SLM Student Loan Trust (08-5-B)

4.34% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	225,000	230,627

SLM Student Loan Trust (08-6-B)

4.34% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	225,000	230,200

SLM Student Loan Trust (08-7-B)

4.34% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	270,000	275,480

SLM Student Loan Trust (08-8-B)

4.74% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	225,000	236,266

SLM Student Loan Trust (08-9-B)

4.74% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	225,000	234,505

Structured Receivables Finance LLC (10-A-B)

7.61% (1)	01/16/46	644,190	735,966

Structured Receivables Finance LLC (10-B-B)

7.97% (1)	08/15/36	380,433	434,867

Student Loan Consolidation Center (02-2-B2)

0.00% (28 day Auction Rate) (1)(2)(5)	07/01/42	1,400,000	1,119,474

Vermont Student Assistance Corp. (12-1-A)

0.00% (1 mo. USD LIBOR + 0.70%) (2)(5)	07/28/34	264,851	265,547

Voya CLO, Ltd. (15-2A-AR)

3.45% (1)(4)	07/23/27	1,405,000	1,387,426

Total Asset-backed Securities

(Cost: $33,962,097)			33,939,692

MORTGAGE-BACKED SECURITIES — 50.9%

Commercial Mortgage-Backed Securities — Agency — 4.3%

Fannie Mae, Pool #AN6168

3.13%	07/01/32	550,000	519,302

Fannie Mae, Pool #AN9619

3.77%	06/01/33	830,000	840,798

Fannie Mae, Pool #AN7345

3.21%	11/01/37	1,442,578	1,363,145

Fannie Mae, Pool #AN9420

3.77%	07/01/43	644,074	651,650

Fannie Mae (11-M5-A2) (ACES)(I/O)

1.04% (4)	07/25/21	5,779,374	133,072

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-Backed Securities — Agency (Continued)

Fannie Mae (12-M11-FA) (ACES)

2.80% (1.00 x 1 mo. USD LIBOR + 0.500%) (2)	08/25/19	$68,998	$68,925

Fannie Mae (12-M14-X2) (I/O)

0.45% (4)	09/25/22	12,305,190	161,506

Fannie Mae (16-M11-AL)

2.94%	07/25/39	1,044,545	1,020,061

Fannie Mae (16-M11-X2) (I/O)

2.71% (4)	07/25/39	6,071,416	266,015

Freddie Mac, Pool #WA3303

3.83%	05/01/35	1,396,817	1,424,542

Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O)

2.80% (4)	08/25/39	4,000,000	271,620

Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O)

1.97% (4)	07/25/40	2,500,000	165,479

Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O)

1.81% (4)	08/25/40	2,500,000	150,789

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O)

1.66% (4)	07/25/41	4,500,000	295,260

Freddie Mac Multifamily Structured Pass-Through Certificates (Q004-A2H)

2.87% (4)	01/25/21	943,942	943,130

Freddie Mac Multifamily Structured Pass-Through Certificates (Q006-APT1)

2.58% (4)	07/25/26	1,332,397	1,350,159

Ginnie Mae (08-92-E)

5.56% (4)	03/16/44	488,278	494,000

Ginnie Mae (09-114-IO) (I/O)

0.00% (4)(5)	10/16/49	8,598,427	9,716

Ginnie Mae (11-10-IO) (I/O)

0.06% (4)	12/16/45	16,039,233	88,697

Ginnie Mae (11-105-IO) (I/O)

0.00% (4)(5)	09/16/51	8,905,620	59,401

Ginnie Mae (11-152-IO) (I/O)

0.35% (4)	08/16/51	4,065,323	48,560

Ginnie Mae (11-42-IO) (I/O)

0.00% (4)(5)	08/16/50	17,104,964	103,656

Ginnie Mae (12-4-IO) (I/O)

0.20% (4)	05/16/52	15,434,535	165,952

Ginnie Mae (14-103-IO) (I/O)

0.61% (4)	05/16/55	6,445,927	216,078

Ginnie Mae (14-125-IO) (I/O)

0.97% (4)	11/16/54	6,528,061	411,722

Ginnie Mae (14-88-IE) (I/O)

0.33% (4)	03/16/55	8,240,889	201,931

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2018

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-Backed Securities — Agency (Continued)

Ginnie Mae (16-22-IX) (I/O)

1.29% (4)	06/16/38	$515,290	$106,418

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $13,050,246)			11,531,584

Commercial Mortgage-Backed Securities — Non-Agency — 3.2%

BAMLL Commercial Mortgage Securities Trust (11-FSHN-A)

4.42% (1)	07/11/33	300,000	306,020

BAMLL Commercial Mortgage Securities Trust (18-PARK-A)

4.09% (1)(4)	08/10/38	415,000	432,235

Banc of America Commercial Mortgage Trust (07-5-AJ)

6.03% (4)	02/10/51	536,851	540,513

CGRBS Commercial Mortgage Trust (13-VN05-A)

3.37% (1)	03/13/35	290,000	290,686

Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O)

1.80% (1)(4)(6)	09/10/45	3,495,072	174,798

COMM Mortgage Trust (13-CR12-XA) (I/O)

1.18% (4)	10/10/46	10,245,057	449,635

COMM Mortgage Trust (13-LC13-XA) (I/O)

1.16% (4)	08/10/46	9,534,660	373,330

COMM Mortgage Trust (14-CR18-XA) (I/O)

1.15% (4)	07/15/47	8,813,406	320,617

Credit Suisse Commercial Mortgage Trust (07-C2-AJ)

5.72% (4)	01/15/49	592,649	597,680

Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) (I/O)

0.18% (1)(4)(6)	12/13/28	52,615,736	229,357

GS Mortgage Securities Corp. Trust (12-SHOP-XA) (I/O)

1.30% (1)(4)(6)	06/05/31	46,648,407	100,490

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.66% (1)(4)	03/10/44	16,559,056	191,766

GS Mortgage Securities Trust (12-GC6-XB) (I/O)

0.20% (1)(4)(6)	01/10/45	17,397,372	115,209

JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O)

0.97% (4)	11/15/47	9,253,280	322,479

JPMorgan Chase Commercial Mortgage Securities Trust (09-IWST-XA) (I/O)

1.85% (1)(4)(6)	12/05/27	11,837,339	204,705

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.52% (1)(4)	02/15/46	56,164,173	655,017

JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O)

1.43% (1)(4)(6)	07/05/32	4,594,529	202,233

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-Backed Securities — Non-Agency (Continued)

JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O)

1.27% (4)	04/15/46	$3,111,381	$141,082

Morgan Stanley Capital I Trust (12-C4-XA) (I/O)

2.08% (1)(4)(6)	03/15/45	5,627,981	291,816

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A)

3.66% (1)(4)	01/05/43	390,000	368,992

UBS Commercial Mortgage Trust (12-C1-XA) (I/O)

2.07% (1)(4)(6)	05/10/45	5,684,347	313,977

VNDO Mortgage Trust (12-6AVE-A)

3.00% (1)	11/15/30	280,000	277,815

Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O)

1.78% (1)(4)	10/15/45	5,914,765	319,959

WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O)

1.84% (1)(4)(6)	08/15/45	4,639,659	242,212

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.88% (1)(4)	11/15/45	2,940,972	175,002

WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O)

0.74% (4)	06/15/46	8,948,438	238,700

WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O)

0.87% (4)	11/15/47	6,055,855	221,210

WFRBS Commercial Mortgage Trust (14-LC14-XA) (I/O)

1.30% (4)	03/15/47	11,511,449	535,704

Total Commercial Mortgage-Backed Securities — Non-agency

(Cost: $10,572,220)			8,633,239

Residential Mortgage-Backed Securities — Agency — 0.8%

Fannie Mae (04-53-QV) (I/O) (I/F)

1.59% (4)	02/25/34	1,316,970	29,210

Fannie Mae (07-42-SE) (I/O) (I/F)

3.60% (-1.00 x 1 mo. USD LIBOR + 6.110%) (2)	05/25/37	149,658	16,793

Fannie Mae (07-48-SD) (I/O) (I/F)

3.59% (-1.00 x 1 mo. USD LIBOR + 6.100%) (2)	05/25/37	1,831,159	236,213

Fannie Mae (09-69-CS) (I/O) (I/F)

4.24% (-1.00 x 1 mo. USD LIBOR + 6.750%) (2)	09/25/39	312,528	46,183

Freddie Mac (1673-SD) (I/F) (PAC)

12.80% (-2.15 x T10Y + 19.391%) (2)	02/15/24	93,341	107,265

Freddie Mac (1760-ZD)

2.56% (1 x T10Y - 0.500%) (2)	02/15/24	201,550	198,525

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Agency (Continued)

Freddie Mac (2990-JK) (I/F)

12.18% (-4.00079 x 1 mo. USD LIBOR + 22.004%) (2)	03/15/35	$155,729	$182,490

Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC)

3.17% (-1.00 x 1 mo. USD LIBOR + 5.630%) (2)	03/15/36	2,754,093	366,975

Freddie Mac (3239-SI) (I/O) (I/F) (PAC)

4.19% (-1.00 x 1 mo. USD LIBOR + 6.650%) (2)	11/15/36	717,230	123,575

Freddie Mac (3323-SA) (I/O) (I/F)

3.65% (-1.00 x 1 mo. USD LIBOR + 6.110%) (2)	05/15/37	226,361	25,625

Freddie Mac (3459-JS) (I/O) (I/F)

3.79% (-1.00 x 1 mo. USD LIBOR + 6.250%) (2)	06/15/38	255,132	37,425

Freddie Mac (4030-HS) (I/O) (I/F)

4.15% (-1.00 x 1 mo. USD LIBOR + 6.610%) (2)	04/15/42	1,421,046	203,974

Ginnie Mae (06-35-SA) (I/O) (I/F)

4.13% (-1.00 x 1 mo. USD LIBOR + 6.600%) (2)	07/20/36	2,060,142	326,563

Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC)

2.28% (-1.00 x 1 mo. USD LIBOR + 4.750%) (2)	11/20/36	3,365,427	189,949

Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC)

3.93% (-1.00 x 1 mo. USD LIBOR + 6.400%) (2)	05/20/38	1,773,491	154,211

Total Residential Mortgage-Backed Securities — Agency

(Cost: $1,495,806)			2,244,976

Residential Mortgage-Backed Securities — Non-Agency — 42.6%

ACE Securities Corp. (04-IN1-A1)

3.15% (1 mo. USD LIBOR + 0.640%) (2)	05/25/34	551,848	512,326

ACE Securities Corp. (07-ASP1-A2C)

2.77% (1 mo. USD LIBOR + 0.260%) (2)	03/25/37	1,605,131	960,665

Adjustable Rate Mortgage Trust (05-4-6A22)

4.18% (4)	08/25/35	786,013	450,528

Adjustable Rate Mortgage Trust (06-1-2A1)

5.10% (4)	03/25/36	571,875	464,722

Asset-Backed Funding Certificates (07-NC1-A2)

2.81% (1 mo. USD LIBOR + 0.300%) (1)(2)	05/25/37	1,502,616	1,458,853

Asset-Backed Securities Corp. Home Equity (06-HE1-A4)

2.81% (1 mo. USD LIBOR + 0.300%) (2)	01/25/36	1,500,000	1,456,190

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-Agency (Continued)

Asset-Backed Securities Corp. Home Equity (06-HE3-A5)

2.78% (1 mo. USD LIBOR + 0.270%) (2)	03/25/36	$3,000,000	$2,896,494

Asset-Backed Securities Corp. Home Equity (07-HE1-A1B)

2.66% (1 mo. USD LIBOR + 0.150%) (2)	12/25/36	737,832	718,905

Banc of America Alternative Loan Trust (05-10-1CB1)

2.91% (1 mo. USD LIBOR + 0.400%) (2)	11/25/35	841,040	757,933

Banc of America Funding Corp. (15-R3-6A2)

2.49% (1)(4)	05/27/36	1,895,556	1,766,956

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	500,510	493,955

Banc of America Funding Trust (06-3-5A3)

5.50%	03/25/36	299,250	280,170

Banc of America Funding Trust (15-R4-2A1)

2.52% (1 mo. USD LIBOR + 0.205%) (1)(2)	02/25/37	1,155,334	1,127,316

BCAP LLC Trust (11-RR3-5A3)

3.95% (1)(4)	11/27/37	282,606	282,331

Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A)

4.72% (4)	10/25/33	438,773	442,796

Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1)

4.73% (1 year Treasury Constant Maturity Rate + 2.300%) (2)	10/25/35	394,794	398,762

Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1)

3.92% (4)	06/25/47	916,312	840,967

Bear Stearns ALT-A Trust (05-3-4A3)

3.95% (4)	04/25/35	726,256	727,645

Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3)

5.50% (4)	09/25/35	586,517	580,732

Bear Stearns Asset-Backed Securities Trust (06-IM1-A1)

2.74% (1 mo. USD LIBOR + 0.230%) (2)	04/25/36	371,681	438,352

Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O)

0.50% (3)	03/25/37	41,490,089	1,131,221

Centex Home Equity Loan Trust (05-A-AF5)

5.78% (4)	01/25/35	455,990	460,966

CIM Trust (17-7-A)

3.00% (1)(4)	12/25/65	1,107,786	1,087,912

CIM Trust (18-R2-A1)

3.69% (1)(4)	08/25/57	1,185,358	1,166,421

CIM Trust (18-R4-A1)

4.07% (1)(4)	12/26/57	1,196,837	1,186,509

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2018

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-Agency (Continued)

Citigroup Mortgage Loan Trust, Inc. (05-11-A2A)

4.82% (1 year Treasury Constant Maturity Rate + 2.400%) (2)	10/25/35	$584,769	$594,727

Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A)

4.42% (4)	10/25/35	1,276,763	1,208,870

Citigroup Mortgage Loan Trust, Inc. (14-10-2A2)

2.57% (1 mo. USD LIBOR + 0.250%) (1)(2)	07/25/37	2,046,826	1,987,278

CitiMortgage Alternative Loan Trust (06-A3-1A7)

6.00%	07/25/36	1,012,172	947,974

CitiMortgage Alternative Loan Trust (06-A5-1A8)

6.00%	10/25/36	1,214,060	1,170,516

COLT Mortgage Loan Trust (16-1-A1)

3.00% (1)	05/25/46	282,471	281,408

Conseco Finance Securitizations Corp. (01-4-A4)

7.36% (4)	08/01/32	64,713	65,973

Conseco Finance Securitizations Corp. (99-6-A1)

7.36% (1)(4)	06/01/30	1,605,446	1,022,736

Conseco Financial Corp. (96-6-M1)

7.95% (4)	09/15/27	268,191	294,258

Conseco Financial Corp. (96-7-M1)

7.70% (4)	09/15/26	921,376	982,207

Conseco Financial Corp. (98-3-A6)

6.76% (4)	03/01/30	183,803	191,318

Conseco Financial Corp. (98-4-A5)

6.18%	04/01/30	329,968	339,010

Conseco Financial Corp. (98-4-A6)

6.53% (4)	04/01/30	200,738	210,400

Conseco Financial Corp. (98-4-A7)

6.87% (4)	04/01/30	212,558	224,039

Countryplace Manufactured Housing Contract Trust (07-1-A4)

5.85% (1)(4)	07/15/37	924,560	939,124

Countrywide Alternative Loan Trust (05-20CB-4A1)

5.25%	07/25/20	143,376	141,621

Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O)

2.99% (1 mo. USD LIBOR + 5.500%) (2)(3)	04/25/36	7,221,086	965,279

Countrywide Asset-Backed Certificates (07-13-2A1)

3.41% (1 mo. USD LIBOR + 0.900%) (2)	10/25/47	788,186	744,482

Countrywide Home Loans (04-HYB4-B1)

4.33% (4)(7)	09/20/34	997,428	282,440

Countrywide Home Loans (06-14-X) (I/O)

0.19% (3)(4)	09/25/36	23,629,075	133,845

Countrywide Home Loans (06-HYB2-1A1)

4.20% (4)(7)	04/20/36	1,328,067	1,033,992

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-Agency (Continued)

Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2)

3.25% (1 mo. USD LIBOR + 0.740%) (2)	06/25/34	$170,850	$167,346

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50%	01/25/36	1,323,554	825,719

Credit Suisse Mortgage Capital Certificates (06-6-1A8)

6.00%	07/25/36	722,792	591,014

Credit Suisse Mortgage Trust (12-2R-1A2)

4.67% (1)(4)	05/27/35	1,066,226	1,130,768

Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1)

3.38% (4)	12/25/32	571,087	566,540

Credit-Based Asset Servicing and Securitization LLC (05-CB4-M2)

2.96% (1 mo. USD LIBOR + 0.450%) (2)	07/25/35	1,205,167	1,209,794

Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)

3.37% (4)	01/25/36	1,429,124	1,198,273

Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2)

3.46% (4)	12/25/36	2,651,829	2,317,456

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)

4.10% (4)	02/25/37	1,226,480	947,760

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)

4.10% (4)	02/25/37	1,205,032	931,068

Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3)

3.82% (4)	03/25/37	1,498,442	855,996

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2)

5.31% (4)	06/25/36	1,859,478	1,746,672

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

2.70% (1 mo. USD LIBOR + 0.190%) (2)	02/25/37	717,857	645,321

DSLA Mortgage Loan Trust (06-AR2-2A1A)

2.67% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	512,721	447,570

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3)

2.66% (1 mo. USD LIBOR + 0.150%) (2)	08/25/36	1,583,083	1,326,933

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C)

2.67% (1 mo. USD LIBOR + 0.160%) (2)	10/25/36	1,009,836	769,872

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-Agency (Continued)

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)

2.72% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	$1,252,624	$1,091,506

First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1)

3.81% (4)	12/25/35	468,126	402,585

Greenpoint Manufactured Housing (00-1-A4)

8.14% (4)	03/20/30	792,431	800,430

GSAA Home Equity Trust (06-13-AF6)

6.04% (4)	07/25/36	1,580,782	860,746

GSC Capital Corp. Mortgage Trust (06-2-A1)

2.69% (1 mo. USD LIBOR + 0.180%) (2)	05/25/36	431,444	394,988

GSR Mortgage Loan Trust (05-AR3-6A1)

3.90% (4)	05/25/35	391,824	377,618

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	532,495	475,789

Indymac INDX Mortgage Loan Trust (04-AR6-5A1)

4.32% (4)	10/25/34	473,012	483,780

Indymac INDX Mortgage Loan Trust (05-AR19-A1)

3.75% (4)	10/25/35	667,821	555,241

Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O)

0.82% (3)(4)	07/25/36	331,520	915

Indymac INDX Mortgage Loan Trust (06-AR9-1A1)

3.98% (4)	06/25/36	914,366	776,743

Indymac INDX Mortgage Loan Trust (07-AR5-2A1)

3.60% (4)	05/25/37	1,142,691	1,058,124

Indymac INDX Mortgage Loan Trust (07-FLX2-A1C)

2.70% (1 mo. USD LIBOR + 0.190%) (2)	04/25/37	2,051,990	1,860,102

JPMorgan Alternative Loan Trust (06-A2-5A1)

3.85% (4)	05/25/36	734,436	623,152

JPMorgan Mortgage Acquisition Corp. (05-FRE1-A2F3)

3.36% (4)	10/25/35	758,671	761,911

JPMorgan Mortgage Acquisition Trust (06-WF1-A5)

6.41%	07/25/36	2,555,594	1,323,526

JPMorgan Mortgage Acquisition Trust (07-CH4-A4)

2.67% (1 mo. USD LIBOR + 0.160%) (2)	01/25/36	311,957	310,711

JPMorgan Mortgage Trust (04-A6-5A1)

4.24% (4)	12/25/34	322,976	312,593

JPMorgan Mortgage Trust (07-S2-1A1)

5.00%	06/25/37	224,786	164,837

JPMorgan Resecuritization Trust (15-4-1A5)

2.51% (1 mo. USD LIBOR + 0.190%) (1)(2)	06/26/47	1,863,000	1,744,931

JPMorgan Resecuritization Trust (15-4-2A2)

4.04% (1)(4)	06/26/47	4,128,920	1,592,350

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-Agency (Continued)

Lehman ABS Manufactured Housing Contract Trust (01-B-A6)

6.47% (4)	04/15/40	$22,872	$23,037

Lehman XS Trust (06-10N-1A3A)

2.72% (1 mo. USD LIBOR + 0.210%) (2)	07/25/46	960,892	929,964

Lehman XS Trust (06-12N-A31A)

2.71% (1 mo. USD LIBOR + 0.200%) (2)	08/25/46	1,381,704	1,272,839

Long Beach Mortgage Loan Trust (04-4-M1)

3.41% (1 mo. USD LIBOR + 0.900%) (2)	10/25/34	1,120,660	1,118,204

MASTR Alternative Loans Trust (07-HF1-4A1)

7.00% (7)	10/25/47	1,167,154	869,844

MASTR Asset-Backed Securities Trust (06-NC1-A4)

3.11% (1 mo. USD LIBOR + 0.300%) (2)	01/25/36	241,585	238,741

MASTR Asset-Backed Securities Trust (07-HE1-A4)

2.79% (1 mo. USD LIBOR + 0.280%) (2)	05/25/37	2,000,000	1,702,262

Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2)

2.72% (1 mo. USD LIBOR + 0.210%) (2)	04/25/37	1,401,398	1,189,463

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

2.64% (1 mo. USD LIBOR + 0.130%) (2)	06/25/37	728,422	532,847

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C)

2.69% (1 mo. USD LIBOR + 0.180%) (2)	06/25/37	1,487,421	1,094,381

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

5.09% (1 year Treasury Constant Maturity Rate + 2.400%) (2)	08/25/36	350,212	341,494

Mid-State Trust (04-1-B)

8.90%	08/15/37	366,951	419,665

Mid-State Trust (04-1-M1)

6.50%	08/15/37	366,951	388,242

Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1)

2.65% (1 mo. USD LIBOR + 0.140%) (2)	04/25/36	758,146	737,650

Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1)

3.45% (4)(7)	11/25/37	597,625	547,469

Morgan Stanley Home Equity Loan Trust (06-2-A4)

2.79% (1 mo. USD LIBOR + 0.280%) (2)	02/25/36	906,037	883,154

MortgageIT Trust (05-5-A1)

2.77% (1 mo. USD LIBOR + 0.260%) (2)	12/25/35	505,997	502,256

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2018

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-Agency (Continued)

Nationstar Home Equity Loan Trust (07-B-2AV3)

2.76% (1 mo. USD LIBOR + 0.250%) (2)	04/25/37	$1,885,480	$1,882,413

New Century Home Equity Loan Trust (05-B-A2D)

2.91% (1 mo. USD LIBOR + 0.400%) (2)	10/25/35	775,516	767,500

New Century Home Equity Loan Trust (06-C-A2D)

2.85% (1 mo. USD LIBOR + 0.340%) (2)	12/25/35	1,700,000	1,694,155

Nomura Asset Acceptance Corp. (06-AR1-1A)

5.18% (4)	02/25/36	1,263,031	1,108,028

Oakwood Mortgage Investors, Inc. (00-A-A4)

8.15% (4)	09/15/29	1,837,726	1,010,934

Oakwood Mortgage Investors, Inc. (00-D-A4)

7.40% (4)	07/15/30	738,981	345,244

Oakwood Mortgage Investors, Inc. (01-C-A3)

6.61% (4)	06/15/31	1,671,951	495,379

Oakwood Mortgage Investors, Inc. (01-D-A3)

5.90% (4)	09/15/22	898,344	711,705

Oakwood Mortgage Investors, Inc. (01-D-A4)

6.93% (4)	09/15/31	520,481	445,354

Oakwood Mortgage Investors, Inc. (02-A-A3)

6.03% (4)	05/15/24	271,302	281,578

Oakwood Mortgage Investors, Inc. (98-A-M)

6.83% (4)	05/15/28	230,038	238,467

Oakwood Mortgage Investors, Inc. (99-B-A4)

6.99%	12/15/26	261,528	272,235

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (4)	03/15/30	994,526	895,475

Park Place Securities, Inc. (05-WCW1-M1)

2.96% (1 mo. USD LIBOR + 0.450%) (2)	09/25/35	64,283	64,458

Popular ABS Mortgage Pass-Through Trust (05-6-A4)

3.84% (4)	01/25/36	611,000	608,828

RALI Series Trust (06-QS13-1A2) (I/O)

4.65% (1 mo. USD LIBOR + 7.160%) (2)(3)	09/25/36	4,886,553	779,513

RALI Series Trust (06-QS7-A2)

6.00%	06/25/36	739,887	670,773

RASC Series Trust (05-KS11-M1)

2.91% (1 mo. USD LIBOR + 0.400%) (2)	12/25/35	540,786	542,823

RBSSP Resecuritization Trust (12-6-4A2)

2.65% (1 mo. USD LIBOR + 0.330%) (1)(2)	01/26/36	2,225,440	2,197,130

Residential Accredit Loans, Inc. (05-QA7-A1)

4.26% (4)	07/25/35	1,276,878	1,052,155

Residential Accredit Loans, Inc. (05-QA8-CB21)

4.56% (4)	07/25/35	654,859	502,369

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-Agency (Continued)

Residential Accredit Loans, Inc. (06-QA10-A2)

2.69% (1 mo. USD LIBOR + 0.180%) (2)	12/25/36	$915,753	$869,314

Residential Accredit Loans, Inc. (06-QS1-A3) (PAC)

5.75%	01/25/36	561,192	536,774

Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)

0.35% (3)(4)	08/25/36	13,536,993	195,682

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.75% (3)(4)	06/25/36	5,989,415	154,262

Residential Accredit Loans, Inc. (06-QS8-A3)

6.00%	08/25/36	1,193,545	1,080,364

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (3)(4)	01/25/37	14,932,401	177,546

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.36% (3)(4)	02/25/37	15,733,885	212,955

Residential Accredit Loans, Inc. (07-QS6-A62) (TAC)

5.50%	04/25/37	361,080	325,552

Residential Asset Mortgage Products, Inc. (06-RZ3-A3)

2.80% (1 mo. USD LIBOR + 0.290%) (2)	08/25/36	545,508	545,725

Residential Asset Securitization Trust (05-A15-4A1)

6.00%	02/25/36	1,102,631	725,554

Residential Asset Securitization Trust (07-A5-AX) (I/O)

6.00% (3)	05/25/37	2,566,435	390,218

Residential Funding Mortgage Securities (06-S9-AV) (I/O)

0.32% (3)(4)	09/25/36	35,893,635	327,725

Saxon Asset Securities Trust (07-3-2A4)

3.00% (1 mo. USD LIBOR + 0.490%) (2)	09/25/47	2,926,000	2,540,459

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C)

2.73% (1 mo. USD LIBOR + 0.220%) (2)	01/25/37	4,614,000	3,295,837

Soundview Home Loan Trust (06-1-A4)

2.81% (1 mo. USD LIBOR + 0.300%) (2)	02/25/36	893,328	878,098

Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1)

4.47% (4)	10/25/35	306,995	296,343

Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1)

4.19% (4)	10/25/47	457,463	381,870

Structured Asset Investment Loan Trust (05-3-M2)

3.17% (1 mo. USD LIBOR + 0.660%) (2)	04/25/35	447,579	448,239

Structured Asset Securities Corp. (05-WF4-M2)

3.15% (1 mo. USD LIBOR + 0.430%) (2)	11/25/35	137,171	137,565

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-Backed Securities — Non-Agency (Continued)

Structured Asset Securities Corp. (06-GEL4-A3)

2.81% (1 mo. USD LIBOR + 0.300%) (1)(2)	10/25/36	$605,450	$604,675

WAMU Asset-Backed Certificates (07-HE1-2A3)

2.66% (1 mo. USD LIBOR + 0.150%) (2)	01/25/37	2,217,166	1,411,920

Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O)

3.56% (-1.00 x 1 mo. USD LIBOR + 6.070%) (2)(3)	06/25/37	4,294,694	547,163

Wells Fargo Home Equity Trust (06-2-A3)

2.72% (1 mo. USD LIBOR + 0.210%) (2)	01/25/37	730,000	707,710

Wells Fargo Home Equity Trust (06-2-A4)

2.76% (1 mo. USD LIBOR + 0.250%) (2)	07/25/36	381,441	378,148

Wells Fargo Mortgage-Backed Securities Trust (06-AR10-5A1)

4.43% (4)	07/25/36	390,892	390,741

Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4)

4.16% (4)	04/25/37	357,729	349,647

Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1)

5.75%	02/25/38	150,869	157,346

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $102,199,420)			114,927,264

Total Mortgage-Backed Securities

(Cost: $127,317,692)			137,337,063

CORPORATE BONDS — 34.3%

Advertising — 0.0%

Clear Channel International BV

8.75% (1)	12/15/20	95,000	96,069

Aerospace/Defense — 0.5%

BAE Systems Holdings, Inc.

2.85% (1)	12/15/20	500,000	493,647

L3 Technologies, Inc.

4.40%	06/15/28	420,000	421,612

Northrop Grumman Corp.

2.93%	01/15/25	590,000	560,606

			1,475,865

Agriculture — 0.2%

BAT Capital Corp.

2.76%	08/15/22	450,000	425,394

Reynolds American, Inc.

4.45%	06/12/25	140,000	135,179

			560,573

Issues	Maturity Date	Principal Amount	Value

Airlines — 0.6%

America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC)

7.10%	10/02/22	$248,129	$257,434

Continental Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC)

7.71%	10/02/22	362,910	381,736

Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC)

6.72%	07/02/24	410,462	436,357

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24	464,226	494,276

			1,569,803

Auto Manufacturers — 1.0%

Ford Motor Credit Co. LLC

2.94%	01/08/19	900,000	899,874

3.20%	01/15/21	525,000	508,978

3.34%	03/28/22	645,000	607,477

4.08% (3 mo. USD LIBOR + 1.270%) (2)	03/28/22	345,000	329,805

8.13%	01/15/20	280,000	289,394

General Motors Co.

4.88%	10/02/23	150,000	150,497

			2,786,025

Banks — 9.1%

Bank of America Corp.

2.74% (2.738% to 1/23/21 then 3 mo. USD LIBOR + 0.370%) (2)	01/23/22	705,000	694,507

3.00% (3.004% until 12/20/22 then 3 mo. USD LIBOR + 0.790%) (2)	12/20/23	140,000	136,157

3.42% (3.419% to 12/20/17 then 3 mo. USD LIBOR + 1.040%) (2)	12/20/28	1,916,000	1,791,868

3.50% (3.499% until 5/17/21 then 3 mo. USD LIBOR + 0.630%) (2)	05/17/22	500,000	500,337

4.00%	04/01/24	406,000	408,538

4.27% (4.271% to 7/23/28 then 3 mo. USD LIBOR + 1.31%) (2)	07/23/29	175,000	174,924

Bank of New York Mellon Corp. (The)

2.60%	02/07/22	835,000	819,272

3.25%	09/11/24	140,000	137,634

Citibank N.A.

3.40%	07/23/21	500,000	500,812

Citigroup, Inc.

2.05%	06/07/19	500,000	497,945

8.50%	05/22/19	1,500,000	1,531,403

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2018

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Goldman Sachs Group, Inc. (The)

2.30%	12/13/19	$810,000	$802,659

3.27% (3.272% until 9/29/24 then 3 mo. USD LIBOR + 1.201%) (2)	09/29/25	430,000	403,428

3.69% (3 mo. USD LIBOR + 1.510%) (2)	06/05/28	590,000	552,658

3.75%	05/22/25	750,000	719,204

4.22% (4.223% until 5/01/18 then 3 mo. USD LIBOR + 1.301%) (2)	05/01/29	140,000	135,140

4.31% (3 mo. USD LIBOR + 1.600%) (2)	11/29/23	500,000	496,092

JPMorgan Chase & Co.

3.22% (3 mo. USD LIBOR + 1.155%) (2)	03/01/25	380,000	367,515

3.51% (3.514% until 6/18/21 then 3 mo. USD LIBOR + 0.610%) (2)	06/18/22	560,000	561,462

3.54% (3 mo. USD LIBOR + 1.380%) (2)	05/01/28	690,000	658,893

3.90%	07/15/25	1,000,000	992,235

4.02% (4.023% until 12/05/2023 then 3 mo. USD LIBOR + 1.000%) (2)	12/05/24	690,000	695,953

JPMorgan Chase Bank NA

2.60% (2.604% until 2/01/2020 then 3 mo. USD LIBOR + 0.280%) (2)	02/01/21	1,130,000	1,122,427

2.87% (3 mo. USD LIBOR + 0.250%) (2)	02/13/20	1,130,000	1,128,688

Lloyds Banking Group PLC (United Kingdom)

2.91% (2.907% until 11/07/22 then 3 mo. USD LIBOR + 0.810%) (2)	11/07/23	285,000	269,741

Lloyds TSB Bank PLC (United Kingdom)

5.80% (1)	01/13/20	650,000	665,454

Morgan Stanley

3.41% (3 mo. USD LIBOR + 0.800%) (2)	02/14/20	380,000	380,017

3.63%	01/20/27	550,000	523,258

3.88%	04/29/24	400,000	398,373

Santander UK Group Holdings PLC (United Kingdom)

3.37% (3.373% until 1/05/23 then 3 mo. USD LIBOR + 1.080%) (2)	01/05/24	435,000	412,955

3.40%	06/01/21	975,000	970,577

Wells Fargo & Co.

2.63%	07/22/22	140,000	134,906

3.00%	10/23/26	750,000	695,006

3.00%	04/22/26	450,000	419,119

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

3.58% (3 mo. USD LIBOR + 1.310%) (2)	05/22/28	$850,000	$816,415

3.76% (3 mo. USD LIBOR + 1.230%) (2)	10/31/23	500,000	498,549

Wells Fargo Bank N.A.

2.40%	01/15/20	850,000	842,656

3.33% (3.325% until 7/23/20 then 3 mo. USD LIBOR + 0.490%) (2)	07/23/21	700,000	699,475

Wells Fargo Bank NA

3.63%	10/22/21	835,000	840,275

			24,396,527

Beverages — 0.3%

Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90% (1)	02/01/46	469,000	436,093

Bacardi, Ltd.

4.70% (1)	05/15/28	15,000	14,442

5.30% (1)	05/15/48	280,000	253,665

			704,200

Biotechnology — 0.5%

Amgen, Inc.

4.40%	05/01/45	770,000	722,821

Baxalta, Inc.

2.88%	06/23/20	90,000	89,228

Celgene Corp.

4.63%	05/15/44	500,000	440,771

			1,252,820

Chemicals — 0.2%

Axalta Coating Systems LLC

4.88% (1)	08/15/24	275,000	261,250

Valvoline, Inc.

5.50%	07/15/24	210,000	205,905

			467,155

Commercial Services — 0.3%

IHS Markit, Ltd.

4.00% (1)	03/01/26	73,000	68,072

4.75%	08/01/28	120,000	117,653

5.00% (1)	11/01/22	421,000	427,315

Matthews International Corp.

5.25% (1)	12/01/25	160,000	149,200

			762,240

Computers — 0.1%

Apple, Inc.

3.00%	11/13/27	400,000	380,362

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Cosmetics/Personal Care — 0.0%

First Quality Finance Co., Inc.

5.00% (1)	07/01/25	$144,000	$129,240

Diversified Financial Services — 1.0%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

4.50%	05/15/21	300,000	301,500

Air Lease Corp.

2.13%	01/15/20	500,000	492,899

3.50%	01/15/22	490,000	482,549

GE Capital International Funding Co. Unlimited Co. (Ireland)

2.34%	11/15/20	790,000	762,450

Raymond James Financial, Inc.

5.63%	04/01/24	650,000	703,705

			2,743,103

Electric — 0.5%

FirstEnergy Transmission LLC

4.35% (1)	01/15/25	750,000	760,381

NextEra Energy Operating Partners LP

4.50% (1)	09/15/27	148,000	132,460

Puget Energy, Inc.

6.00%	09/01/21	500,000	529,240

			1,422,081

Engineering & Construction — 0.3%

Heathrow Funding, Ltd. (United Kingdom)

4.88% (1)	07/15/23	700,000	723,130

Entertainment — 0.1%

Churchill Downs, Inc.

4.75% (1)	01/15/28	140,000	127,358

Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp.

6.13% (1)	08/15/21	125,000	121,562

			248,920

Environmental Control — 0.2%

Clean Harbors, Inc.

5.13%	06/01/21	135,000	135,000

Covanta Holding Corp.

5.88%	07/01/25	125,000	115,469

6.00%	01/01/27	160,000	144,208

GFL Environmental, Inc.

5.38% (1)	03/01/23	160,000	140,800

			535,477

Food — 1.3%

Chobani LLC / Chobani Finance Corp., Inc.

7.50% (1)	04/15/25	88,000	69,740

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

Conagra Brands, Inc.

2.91% (3 mo. USD LIBOR + 0.500%) (2)	10/09/20	$650,000	$642,881

General Mills, Inc.

4.20%	04/17/28	420,000	412,347

Kraft Heinz Foods Co.

3.00%	06/01/26	400,000	357,413

4.63%	01/30/29	455,000	450,764

6.38%	07/15/28	210,000	227,068

Lamb Weston Holdings, Inc.

4.63% (1)	11/01/24	120,000	117,000

Mondelez International Holdings Netherlands BV

1.63% (1)	10/28/19	900,000	889,149

Post Holdings, Inc.

5.63% (1)	01/15/28	204,000	188,445

5.75% (1)	03/01/27	144,000	135,720

			3,490,527

Forest Products & Paper — 0.3%

Georgia-Pacific LLC

2.54% (1)	11/15/19	800,000	796,481

Healthcare-Products — 0.3%

Becton Dickinson and Co.

3.68% (3 mo. USD LIBOR + 0.875%) (2)	12/29/20	400,000	396,093

Hill-Rom Holdings, Inc.

5.75% (1)	09/01/23	130,000	130,650

Hologic, Inc.

4.63% (1)	02/01/28	320,000	290,080

			816,823

Healthcare-Services — 1.5%

Anthem, Inc.

3.65%	12/01/27	430,000	411,438

Catalent Pharma Solutions, Inc.

4.88% (1)	01/15/26	90,000	85,725

Centene Corp.

5.38% (1)	06/01/26	418,000	409,243

5.63%	02/15/21	255,000	256,275

Cigna Corp.

3.05%	10/15/27	430,000	390,527

HCA, Inc.

4.75%	05/01/23	300,000	296,250

5.00%	03/15/24	112,000	111,160

5.25%	04/15/25	71,000	70,823

6.50%	02/15/20	167,000	171,592

Humana, Inc.

2.90%	12/15/22	435,000	421,562

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2018

Issues	Maturity Date	Principal Amount	Value

Healthcare-Services (Continued)

Molina Healthcare, Inc.

4.88% (1)	06/15/25	$140,000	$128,275

5.38%	11/15/22	140,000	135,100

MPH Acquisition Holdings LLC

7.13% (1)	06/01/24	85,000	79,475

NYU Hospitals Center

4.43%	07/01/42	700,000	715,863

Tenet Healthcare Corp.

4.63%	07/15/24	234,000	218,497

4.75%	06/01/20	50,000	50,030

WellCare Health Plans, Inc.

5.25%	04/01/25	122,000	117,883

5.38% (1)	08/15/26	27,000	26,190

			4,095,908

Household Products/Wares — 0.2%

Central Garden & Pet Co.

5.13%	02/01/28	84,000	75,600

6.13%	11/15/23	158,000	158,790

Spectrum Brands, Inc.

5.75%	07/15/25	135,000	128,547

6.13%	12/15/24	135,000	130,444

			493,381

Insurance — 0.7%

Berkshire Hathaway Finance Corp.

4.20%	08/15/48	400,000	398,597

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	581,277

Nationwide Mutual Insurance Co.

5.08% (3 mo. USD LIBOR + 2.290%) (1)(2)	12/15/24	1,000,000	995,000

			1,974,874

Internet — 0.0%

Zayo Group LLC / Zayo Capital, Inc.

5.75% (1)	01/15/27	140,000	125,300

Machinery-Diversified — 0.0%

Titan Acquisition, Ltd. / Titan Co-Borrower LLC

7.75% (1)	04/15/26	140,000	120,925

Media — 1.1%

CCO Holdings LLC / CCO Holdings Capital Corp.

5.13% (1)	05/01/27	146,000	136,166

Charter Communications Operating LLC / Charter Communications Operating Capital

4.91%	07/23/25	850,000	846,990

6.48%	10/23/45	150,000	154,515

Comcast Corp.

2.35%	01/15/27	280,000	249,840

4.70%	10/15/48	705,000	714,373

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

CSC Holdings LLC

5.50% (1)	05/15/26	$300,000	$283,500

Discovery Communications LLC

2.80% (1)	06/15/20	345,000	341,463

Sirius XM Radio, Inc.

3.88% (1)	08/01/22	130,000	124,638

			2,851,485

Mining — 0.3%

Corp. Nacional del Cobre de Chile

3.63% (8)	08/01/27	350,000	333,445

Indonesia Asahan Aluminium Persero PT

6.53% (1)	11/15/28	500,000	525,625

			859,070

Miscellaneous Manufacturers — 0.9%

General Electric Capital Corp.

3.10% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	2,400,000	1,656,082

General Electric Co.

4.65%	10/17/21	300,000	301,229

5.55%	01/05/26	415,000	412,240

			2,369,551

Oil & Gas — 1.0%

Antero Resources Corp.

5.00%	03/01/25	50,000	45,500

5.13%	12/01/22	100,000	95,000

Centennial Resource Production LLC

5.38% (1)	01/15/26	80,000	74,800

CrownRock LP / CrownRock Finance, Inc.

5.63% (1)	10/15/25	72,000	65,610

Diamondback Energy, Inc.

5.38%	05/31/25	140,000	138,600

Endeavor Energy Resources LP / EER Finance, Inc.

5.50% (1)	01/30/26	52,000	53,495

Gulfport Energy Corp.

6.38%	05/15/25	35,000	31,106

KazMunayGas National Co.

5.38% (8)	04/24/30	300,000	295,875

Matador Resources Co.

5.88%	09/15/26	84,000	77,700

Newfield Exploration Co.

5.63%	07/01/24	55,000	55,963

5.75%	01/30/22	135,000	136,687

Parsley Energy LLC / Parsley Finance Corp.

5.25% (1)	08/15/25	130,000	118,300

5.63% (1)	10/15/27	65,000	59,231

Petrobras Global Finance BV (Brazil)

5.75%	02/01/29	100,000	92,750

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Oil & Gas (Continued)

Petroleos Mexicanos Co. (Mexico)

6.50%	03/13/27	$140,000	$131,950

6.50%	01/23/29	735,000	685,681

Sunoco LP / Sunoco Finance Corp.

5.88%	03/15/28	280,000	262,500

Transocean Guardian, Ltd.

5.88% (1)	01/15/24	77,000	74,113

Transocean Pontus, Ltd.

6.13% (1)	08/01/25	102,000	98,940

WPX Energy, Inc.

5.75%	06/01/26	73,000	66,430

			2,660,231

Oil & Gas Services — 0.1%

Transocean Proteus, Ltd.

6.25% (1)	12/01/24	156,000	150,150

USA Compression Partners LP / USA Compression Finance Corp.

6.88% (1)	04/01/26	142,000	137,030

			287,180

Packaging & Containers — 0.9%

Amcor Finance USA, Inc.

3.63% (1)	04/28/26	400,000	377,970

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)

4.63% (1)	05/15/23	300,000	285,750

Ball Corp.

4.00%	11/15/23	90,000	87,525

Berry Global, Inc.

4.50% (1)	02/15/26	21,000	19,267

Berry Plastics Corp.

5.13%	07/15/23	65,000	64,451

Crown Americas LLC / Crown Americas Capital Corp. V

4.25%	09/30/26	100,000	90,125

Graphic Packaging International, Inc.

4.13%	08/15/24	280,000	264,600

Multi-Color Corp.

4.88% (1)	11/01/25	140,000	120,750

Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer S.A. (Luxembourg)

5.75%	10/15/20	397,334	397,334

Sealed Air Corp.

5.50% (1)	09/15/25	140,000	138,600

Westrock Co.

4.65% (1)	03/15/26	555,000	564,321

			2,410,693

Pharmaceuticals — 1.9%

AbbVie, Inc.

4.88%	11/14/48	275,000	257,178

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals (Continued)

AstraZeneca PLC (United Kingdom)

3.13%	06/12/27	$417,000	$388,899

Bausch Health Cos, Inc. (Canada)

5.50% (1)	11/01/25	515,000	482,169

5.88% (1)	05/15/23	11,000	10,189

Bayer US Finance II LLC

4.38% (1)	12/15/28	565,000	538,702

CVS Health Corp.

2.25%	08/12/19	750,000	746,438

5.05%	03/25/48	705,000	688,268

Halfmoon Parent, Inc.

4.13% (1)	11/15/25	750,000	750,055

Shire Acquisitions Investments Ireland DAC (Ireland)

1.90%	09/23/19	500,000	493,080

2.40%	09/23/21	350,000	338,664

Teva Pharmaceutical Finance IV LLC (Israel)

2.25%	03/18/20	300,000	290,806

Valeant Pharmaceuticals International, Inc. (Canada)

6.13% (1)	04/15/25	64,000	55,840

			5,040,288

Pipelines — 2.1%

Cheniere Energy Partners LP

5.25%	10/01/25	150,000	140,437

Enbridge Energy Partners LP

5.88%	10/15/25	50,000	54,049

Energy Transfer LP

5.50%	06/01/27	287,000	280,542

Energy Transfer Operating LP

4.90%	02/01/24	300,000	302,386

EQT Midstream Partners LP

4.13%	12/01/26	500,000	449,907

Kinder Morgan, Inc.

5.63% (1)	11/15/23	500,000	529,108

NGPL PipeCo LLC

4.38% (1)	08/15/22	190,000	185,725

Peru LNG SRL

5.38% (8)	03/22/30	400,000	389,020

Pipeline Funding Co. LLC

7.50% (1)	01/15/30	474,400	560,106

Plains All American Pipeline LP / PAA Finance Corp.

4.65%	10/15/25	500,000	491,470

Rockies Express Pipeline LLC

5.63% (1)	04/15/20	585,000	587,925

6.00% (1)	01/15/19	95,000	95,021

Sabine Pass Liquefaction LLC

5.75%	05/15/24	210,000	218,644

Sunoco Logistics Partners Operations LP

5.40%	10/01/47	500,000	448,988

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2018

Issues	Maturity Date	Principal Amount	Value

Pipelines (Continued)

Targa Resources Partners LP / Targa Resources Partners Finance Corp.

5.88% (1)	04/15/26	$54,000	$52,515

Texas Eastern Transmission LP

2.80% (1)	10/15/22	300,000	288,833

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26	140,000	126,000

Williams Partners LP

6.30%	04/15/40	400,000	422,934

			5,623,610

REIT — 3.2%

Alexandria Real Estate Equities, Inc.

2.75%	01/15/20	1,000,000	992,435

American Campus Communities Operating Partnership LP

3.75%	04/15/23	300,000	298,039

American Tower Corp.

3.00%	06/15/23	435,000	418,954

Boston Properties LP

2.75%	10/01/26	300,000	271,428

3.20%	01/15/25	290,000	276,975

CC Holdings GS V LLC / Crown Castle GS III Corp.

3.85%	04/15/23	500,000	495,360

GLP Capital LP / GLP Financing II, Inc.

5.30%	01/15/29	210,000	206,526

5.38%	04/15/26	721,000	714,879

HCP, Inc.

4.25%	11/15/23	630,000	631,728

Healthcare Trust of America Holdings LP

2.95%	07/01/22	710,000	691,747

Host Hotels & Resorts LP

6.00%	10/01/21	400,000	420,063

MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.

5.63%	05/01/24	135,000	134,156

Piedmont Operating Partnership LP

3.40%	06/01/23	425,000	411,943

Ventas Realty LP / Ventas Capital Corp.

2.70%	04/01/20	750,000	743,842

VEREIT Operating Partnership LP

3.00%	02/06/19	280,000	279,904

WEA Finance LLC / Westfield UK & Europe Finance PLC

2.70% (1)	09/17/19	650,000	646,683

Welltower, Inc.

4.13%	04/01/19	1,000,000	1,000,512

			8,635,174

Issues	Maturity Date	Principal Amount	Value

Retail — 1.1%

1011778 BC ULC / New Red Finance, Inc. (Canada)

4.25% (1)	05/15/24	$230,000	$212,175

Alimentation Couche-Tard, Inc.

2.70% (1)	07/26/22	140,000	135,211

Cumberland Farms, Inc.

6.75% (1)	05/01/25	175,000	176,531

Home Depot, Inc. (The)

3.90%	12/06/28	155,000	158,539

KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC

4.75% (1)	06/01/27	80,000	74,600

5.00% (1)	06/01/24	50,000	48,375

Party City Holdings, Inc.

6.63% (1)	08/01/26	205,000	187,063

Rite Aid Corp.

6.13% (1)	04/01/23	484,000	384,175

Walgreens Boots Alliance, Inc.

3.45%	06/01/26	755,000	711,513

4.80%	11/18/44	225,000	207,618

Walmart, Inc.

3.55%	06/26/25	620,000	627,366

			2,923,166

Savings & Loans — 0.1%

Nationwide Building Society

3.77% (3.766% until 3/08/23 then 3 mo. USD LIBOR + 1.064%)(1)(2)	03/08/24	275,000	264,922

Semiconductors — 0.3%

Broadcom Corp. / Broadcom Cayman Finance, Ltd.

2.38%	01/15/20	575,000	567,942

NXP BV / NXP Funding LLC (Netherlands)

4.13% (1)	06/01/21	200,000	198,000

			765,942

Software — 0.2%

Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.

5.75% (1)	03/01/25	82,000	76,670

First Data Corp.

5.00% (1)	01/15/24	181,000	174,891

IMS Health, Inc.

5.00% (1)	10/15/26	200,000	191,950

			443,511

Telecommunications — 1.8%

AT&T, Inc.

4.35%	06/15/45	400,000	340,162

4.75%	05/15/46	675,000	601,499

5.25%	03/01/37	705,000	694,221

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

Intelsat Jackson Holdings SA (Luxembourg)

5.50%	08/01/23	$135,000	$118,125

8.50% (1)	10/15/24	221,000	213,956

9.75% (1)	07/15/25	100,000	100,780

Level 3 Financing, Inc.

5.13%	05/01/23	50,000	48,437

5.38%	05/01/25	315,000	295,116

SES GLOBAL Americas Holdings GP

5.30% (1)	03/25/44	325,000	281,024

Sprint Capital Corp.

6.88%	11/15/28	104,000	98,540

Sprint Corp.

7.13%	06/15/24	20,000	19,857

7.63%	03/01/26	129,000	127,710

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (1)	09/20/29	565,000	555,819

T-Mobile USA, Inc.

4.50%	02/01/26	113,000	105,090

4.75%	02/01/28	186,000	168,562

6.50%	01/15/24	71,000	72,775

Verizon Communications, Inc.

4.13%	08/15/46	410,000	364,514

5.25%	03/16/37	420,000	438,801

Vodafone Group PLC (United Kingdom)

4.38%	05/30/28	280,000	272,136

			4,917,124

Transportation — 0.1%

Union Pacific Corp.

3.95%	09/10/28	280,000	280,735

Total Corporate Bonds

(Cost: $94,825,459)			92,500,491

MUNICIPAL BONDS — 2.5%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32	705,000	721,560

City of New York, New York, Build America Bonds

6.65%	12/01/31	1,000,000	1,065,300

Florida’s Turnpike Enterprise, Build America Bonds

6.80%	07/01/39	460,000	468,869

Metropolitan Water District of Southern California, Build America Bonds

6.54%	07/01/39	500,000	509,325

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond

5.01%	08/01/27	800,000	884,504

New York City Water and Sewer System, Build America Bonds

6.49%	06/15/42	800,000	836,960

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (Continued)

New York State Dormitory Authority, Revenue Bond

5.29%	03/15/33	$1,000,000	$1,144,750

State of California, General Obligation

7.95%	03/01/36	1,000,000	1,055,990

Total Municipal Bonds

(Cost: $7,111,745)			6,687,258

U.S. TREASURY SECURITIES — 0.0%

U.S. Treasury Note

2.75%	09/30/20	15,000	15,059

Total U.S. Treasury Securities

(Cost: $15,020)			15,059

FOREIGN GOVERNMENT BONDS — 1.1%

Argentine Republic Government International Bond

6.88%	04/22/21	150,000	135,975

Bahrain Government International Bond

7.00% (8)	10/12/28	300,000	300,750

Brazilian Government International Bond

4.63%	01/13/28	200,000	193,040

Colombia Government International Bond

4.50%	01/28/26	200,000	200,375

Dominican Republic International Bond

6.60% (8)	01/28/24	250,000	261,250

Mexico Government International Bond

3.75%	01/11/28	400,000	374,450

Panama Government International Bond

4.00%	09/22/24	250,000	251,925

Qatar Government International Bond

4.50% (8)	04/23/28	350,000	365,645

Saudi Government International Bond

3.63% (8)	03/04/28	300,000	284,454

South Africa Government Bond

4.88%	04/14/26	350,000	333,865

Uruguay Government International Bond

4.38%	10/27/27	200,000	201,300

Total Foreign Government Bonds

(Cost: $2,910,324)			2,903,029

Total Fixed Income Securities

(Cost: $266,142,337)			273,382,592

		Shares

MONEY MARKET INVESTMENTS — 0.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.27% (9)		1,833,055	1,833,055

Total Money Market Investments

(Cost: $1,833,055)			1,833,055

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2018

Issues	Maturity Date	Principal Amount	Value

SHORT TERM INVESTMENTS — 0.1%

U.S. TREASURY SECURITIES — 0.1%

U.S. Treasury Bill

2.38% (10)(11)	03/28/19	$434,000	$431,551

Total U.S. Treasury Securities

(Cost: $432,149)			431,551

Total Investments (102.2%)

(Cost: $268,407,541)			275,647,198

Liabilities In Excess Of Other Assets (-2.2%)			(6,052,771)

Net Assets (100.0%)			$269,594,427

Futures

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
BUY
32	S&P 500 E-Mini Index Futures	03/15/19	$4,295,031	$4,008,320	$(286,711)
49	5-Year U.S. Treasury Note Futures	03/29/19	5,548,427	5,619,687	71,260

			$9,843,458	$9,628,007	$(215,451)

SELL
83	10-Year U.S. Treasury Note Futures	03/20/19	$(10,494,532)	$(10,796,484)	$(301,952)
30	U.S. Ultra Long Bond Futures	03/20/19	(4,566,261)	(4,819,688)	(253,427)

			$(15,060,793)	$(15,616,172)	$(555,379)

Centrally Cleared -Interest Rate Swap Agreements
Notional Amount	Expiration Date	Payment Frequency	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
6,180,000 (12)	11/21/24	Quarterly	3.0818%	3 Month USD LIBOR	$(145,321)	$—	$(145,321)
15,025,000 (12)	11/21/21	Quarterly	3 Month USD LIBOR	3.0708%	155,836	—	155,836

					$10,515	$—	$10,515

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Notes to Schedule of Investments:

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2018, the value of these securities amounted to $69,812,477 or 25.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2018.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Security is not accruing interest.
(6)	Restricted security (Note 9).
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At December 31, 2018, the value of these securities amounted to $2,230,439 or 0.8% of net assets.
(9)	Rate disclosed is the 7-day net yield as of December 31, 2018.
(10)	Rate shown represents yield-to-maturity.
(11)	All or a portion of this security is held as collateral for open futures contracts.
(12)	This instrument has a forward starting effective date. See Note 3, Portfolio Investments in the Notes to Financial Statements for further information.
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
TAC -	Target Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry	December 31, 2018

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	42.6%
Asset-Backed Securities	12.6
Banks	9.1
Commercial Mortgage-Backed Securities — Agency	4.3
Commercial Mortgage-Backed Securities — Non-Agency	3.2
REIT	3.2
Municipal Bonds	2.5
Pipelines	2.1
Pharmaceuticals	1.9
Telecommunications	1.8
Healthcare-Services	1.5
Food	1.3
Foreign Government Bonds	1.1
Media	1.1
Retail	1.1
Auto Manufacturers	1.0
Diversified Financial Services	1.0
Oil & Gas	1.0
Miscellaneous Manufacturers	0.9
Packaging & Containers	0.9
Residential Mortgage-Backed Securities — Agency	0.8
Insurance	0.7
Airlines	0.6
Aerospace/Defense	0.5
Biotechnology	0.5
Electric	0.5
Beverages	0.3
Commercial Services	0.3
Engineering & Construction	0.3
Forest Products & Paper	0.3
Healthcare-Products	0.3
Mining	0.3
Semiconductors	0.3
Agriculture	0.2
Chemicals	0.2
Environmental Control	0.2
Household Products/Wares	0.2
Software	0.2
Computers	0.1
Entertainment	0.1
Oil & Gas Services	0.1
Savings & Loans	0.1
Transportation	0.1
Advertising	0.0	*
Cosmetics/Personal Care	0.0	*
Internet	0.0	*
Machinery-Diversified	0.0	*
U.S. Treasury Securities	0.0	*
Money Market Investments	0.7
Short-Term Investments	0.1

Total	102.2%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary	December 31, 2018

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$33,539,307	$400,385	$33,939,692
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	11,531,584	—	11,531,584
Commercial Mortgage-Backed Securities — Non-Agency	—	8,633,239	—	8,633,239
Residential Mortgage-Backed Securities — Agency	—	2,244,976	—	2,244,976
Residential Mortgage-Backed Securities — Non-Agency	—	109,910,940	5,016,324	114,927,264

Total Mortgage-Backed Securities	—	132,320,739	5,016,324	137,337,063

Corporate Bonds*	—	92,500,491	—	92,500,491
Municipal Bonds	—	6,687,258	—	6,687,258
U.S. Treasury Securities	15,059	—	—	15,059
Foreign Government Bonds	—	2,903,029	—	2,903,029

Total Fixed Income Securities	15,059	267,950,824	5,416,709	273,382,592

Money Market Investments	1,833,055	—	—	1,833,055
Short-Term Investments	431,551	—	—	431,551

Total Investments	2,279,665	267,950,824	5,416,709	275,647,198

Asset Derivatives
Futures
Interest Rate Risk	71,260	—	—	71,260
Swap Agreements
Interest Rate Risk	—	155,836	—	155,836

Total	$2,350,925	$268,106,660	$5,416,709	$275,874,294

Liability Derivatives
Futures
Equity Risk	$(286,711)	$—	$—	$(286,711)
Interest Rate Risk	(555,379)	—	—	(555,379)
Swap Agreements
Interest Rate Risk	—	(145,321)	—	(145,321)

Total	$(842,090)	$(145,321)	$—	$(987,411)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2018

ASSETS:
Investments, at Value (Cost: $268,407,541)	$275,647,198
Cash	6,521
Interest Receivable	2,037,533
Cash Collateral Held for Broker for Swaps	52,284
Receivable for Variation Margin on Open Futures Contracts to Broker	21,976
Prepaid Expenses	21,762

Total Assets	277,787,274

LIABILITIES:
Distributions Payable	7,582,226
Payables for Securities Purchased	275,448
Accrued Other Expenses	151,168
Accrued Investment Advisory Fees	138,334
Commitment Fee Payable on Open Line of Credit	26,043
Accrued Directors’ Fees and Expenses	16,607
Payable for Variation Margin on Centrally Cleared Interest Rate Swap Agreements to Broker	3,021

Total Liabilities	8,192,847

NET ASSETS	$269,594,427

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,686,957 shares issued and outstanding)	$476,870
Paid-in Capital	268,963,511
Accumulated Earnings (Loss)	154,046

NET ASSETS	$269,594,427

NET ASSET VALUE PER SHARE	$5.65

MARKET PRICE PER SHARE	$5.27

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2018

INVESTMENT INCOME:
Income
Interest (net of foreign withholding taxes of $92)	$16,666,843

Total Investment Income	16,666,843

Expenses
Investment Advisory Fees	1,648,824
Audit and Tax Service Fees	139,457
Directors’ Fees and Expenses	99,633
Commitment Fee on Open Line of Credit	62,590
Legal Fees	61,782
Transfer Agent Fees	52,133
Insurance Expense	51,299
Listing Fees	48,879
Proxy Expense	47,199
Printing and Distribution Costs	35,084
Accounting Fees	27,648
Custodian Fees	20,295
Administration Fees	17,943
Miscellaneous Expense	11,349

Total Expenses	2,324,115

Net Investment Income	14,342,728

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	507,587
Foreign Currency	(5,834)
Foreign Currency Forward Contracts	(101,401)
Futures Contracts	719,781
Swap Agreements	(298)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(9,275,175)
Foreign Currency Forward Contracts	(26,770)
Futures Contracts	(837,468)
Swap Agreements	10,515

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Agreements and Foreign Currency	(9,009,063)

INCREASE IN NET ASSETS FROM OPERATIONS	$5,333,665

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS:
Net Investment Income	$14,342,728	$12,677,890
Net Realized Gain on Investments, Futures Contracts, Swaps Agreements and Foreign Currency	1,119,835	1,921,313
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swaps Agreements	(10,128,898)	5,300,255

Increase in Net Assets Resulting from Operations	5,333,665	19,899,458

DISTRIBUTIONS TO SHAREHOLDERS: (1)
Distributions to Shareholders	(17,772,928)	(14,997,549)

Total Increase (Decrease) in Net Assets	(12,439,263)	4,901,909

NET ASSETS:
Beginning of Year	282,033,690	277,131,781

End of Year	$269,594,427	$282,033,690

(1)

For the year ended December 31, 2017, the Fund distributed to shareholders $13,423,879 from net investment income and $1,573,670 from net realized gains. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements	December 31, 2018

Note 1 — Organization

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Fund uses the accrual method of accounting for financial reporting purposes.

Security Valuation:    Securities traded on national exchanges are valued at the last reported sales prices. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ, which may not be the last sale price. Other securities, including short-term investments, swap agreements and forward currency contracts, which are traded over-the-counter (“OTC”), are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement prices of the exchanges on which they are traded.

Securities for which market quotations are not readily available, including as a result of circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement broadly based on inputs that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

TCW Strategic Income Fund, Inc.

December 31, 2018

Note 2 — Significant Accounting Policies (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields,

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities are categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of December 31, 2018 is listed after the Investments by Sector or Industry table.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2018.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset- Backed Securities	Commercial Mortgage-Backed Securities — Non-Agency	Residential Mortgage-Backed Securities — Non-Agency	Total
Balance as of December 31, 2017	$473,172	$4,070,594	$3,906,290	$8,450,056
Accrued Discounts (Premiums)	—	(152,069)	(693,130)	(845,199)
Realized Gain (Loss)	—	(438,155)	—	(438,155)
Change in Unrealized Appreciation (Depreciation)	(72,787)	(545,658)	(195,994)	(814,439)
Purchases	—	269,691	1,999,158	2,268,849
Sales	—	(543,843)	—	(543,843)
Transfers in to Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	—	(2,660,560)	—	(2,660,560)

Balance as of December 31, 2018	$400,385	$—	$5,016,324	$5,416,709

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018	$(72,787)	$—	$(195,944)	$(268,731)

(1)	The Fund recognizes transfers in and out at the beginning of the period.
(2)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

TCW Strategic Income Fund, Inc.

December 31, 2018

Note 2 — Significant Accounting Policies (Continued)

Significant unobservable valuation inputs of Level 3 investments as of December 31, 2018 were as follows:

Description	Fair Value at December 31, 2018	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$ 400,385	Third-party Broker	Broker Quotes	$29.00 to $33.00	$30.623
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Collateral Strip Rate Securities)	1,202,929	Third-party Vendor	Vendor Prices	$0.28 to $2.58	$1.093
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Securities)	3,813,395	Third-party Vendor	Vendor Prices	$2.73 to $15.95	$6.307

*

The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices using the Advisor’s own model and inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for U.S. federal income tax purposes.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For the year ended December 31, 2018, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except notional amounts or number of contracts):

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Asset Derivatives
Futures Contracts (1)	$—	$—	$71,260	$71,260
Swaps Agreements (2)	—	—	155,836	155,836

Total Value	$—	$—	$227,096	$227,096

Liability Derivatives
Futures Contracts (1)	$(286,711)	$—	$(555,379)	$(842,090)
Swaps Agreements (2)	—	—	(145,321)	(145,321)

Total Value	$(286,711)	$—	$(700,700)	$(987,411)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(101,401)	$—	$(101,401)
Futures Contracts	(3,006)	—	722,787	719,781
Swaps Agreements	—	—	(298)	(298)

Total Realized Gain (Loss)	$(3,006)	$(101,401)	$722,489	$618,082

Change in Appreciation (Depreciation)
Forward Contracts	$—	$(26,770)	$—	$(26,770)
Futures Contracts	(299,850)	—	(537,618)	(837,468)
Swaps Agreements	—	—	10,515	10,515

Total Change in Appreciation (Depreciation)	$(299,850)	$(26,770)	$(527,103)	$(853,723)

Number of Contracts or Notional Amounts (3)
Forward Contracts	$ —	$5,579,261	$ —	$5,579,261
Swaps Agreements	$ —	$ —	$21,205,000	$21,205,000
Futures Contracts	32	—	111	143

(1)

Represents appreciation (depreciation) of futures contracts as reported in the Schedule of Investments as of December 31, 2018. Only the variation margin is reported within the Statement of Assets and Liabilities.

(2)

Represents appreciation (depreciation) on swap agreements as reported in the Schedule of Investments as of December 31, 2018. Only the variation margin is reported within the Statement of Assets and Liabilities.

(3)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended December 31, 2018.

Counterparty Credit Risk:    Derivative contracts may expose the Fund to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate

TCW Strategic Income Fund, Inc.

December 31, 2018

Note 2 — Significant Accounting Policies (Continued)

amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC derivatives, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

The Fund had no OTC derivatives for offset under an ISDA Master Agreement as of December 31, 2018.

Note 3 — Portfolio Investments

Forward Foreign Currency Contracts:    The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There were no outstanding foreign currency forward contracts as of December 31, 2018.

Futures Contracts:    The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2018, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury futures and other bond futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2018 are listed in the Fund’s Schedule of Investments.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

TCW Strategic Income Fund, Inc.

December 31, 2018

Note 3 — Portfolio Investments (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2018, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Swap agreements outstanding at December 31, 2018 are listed in the Fund’s Schedule of Investments.

Mortgage-Backed and Other Asset-Backed Securities:    The Fund may invest in mortgage pass-through securities, which represent interests in pools of mortgages. Payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at December 31, 2018 are listed in the Fund’s Schedule of Investment.

Repurchase Agreements:    The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement transaction, the Fund will purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at December 31, 2018.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2018.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

TCW Strategic Income Fund, Inc.

December 31, 2018

Note 4 — Risk Considerations

Market Risk:    The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage- related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective with these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity, which negatively impact the valuation of certain issuers held by the Fund.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass through, sequential pay, prepayment-protected, interest only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” The level of risk associated with an investment in a mortgage loan can be impacted by, among other factors, the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (e.g. refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.

Note 5 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

The following table shows character of distributed and undistributed amounts on a tax basis.

	Amount Distributed During the Year		Undistributed Amount at Year End
	Year Ended December 31, 2018	Year Ended December 31, 2017	December 31, 2018	December 31, 2017
Ordinary Income	$17,346,285	$13,423,879	$10,517	$—
Capital Gain	426,643	1,573,670	—	258,408

	$17,772,928	$14,997,549	$10,517	$258,408

At December 31, 2018, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$17,678,922
Unrealized (depreciation)	(16,246,001)

Net unrealized appreciation	$1,432,921

Cost of Investments for Federal Income Tax Purposes	$274,214,277

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2018:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$1,059,586
Accumulated Net Realized Loss on Investments	$(1,059,586)
Paid in Capital	$—

The Fund did not have any unrecognized tax benefits at December 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

TCW Strategic Income Fund, Inc.

December 31, 2018

Note 7 — Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $79,886,493 and $73,326,925, respectively, for non-U.S. Government securities, and aggregated to $18,596,372 and $11,160,575, respectively, for U.S. Government securities.

Purchases during the year ended December 31, 2018 include the Fund’s purchase of a security from an affiliated investment account for a total of $790,542 in accordance with the provisions set forth in 17(a)-7 of the 1940 Act.

Note 8 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $62,590 from the Fund for the year ended December 31, 2018. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.

Note 9 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at December 31, 2018 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust (12-GC8-XA), 1.80%, due 09/10/45	2/13/2015-2/26/2015	$345,658	$174,798	0.1%
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) , 0.18% due 12/13/28	3/22/2018-6/19/2018	297,805	229,357	0.1%
GS Mortgage Securities Trust GSMS (12-SHOP-XA), 1.30% due 06/05/31	6/19/2018	433,830	100,490	0.0%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.20% due 01/10/45	2/1/2018	141,354	115,209	0.0%
JPMorgan Chase Commercial Mortgage Securities Trust (09-IWST-XA), 1.873%, due 12/05/27	3/23/2017	537,767	204,705	0.1%
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA), 1.85%, due 07/05/2032	10/11/2017	273,518	202,233	0.1%
Morgan Stanley Capital I Trust (12-C4-XA), 2.08% due 03/15/45	5/16/2018	356,146	291,816	0.1%
UBS Commercial Mortgage Trust (12-C1-XA) , 2.07%, due 05/10/45	6/27/2017	423,868	313,977	0.1%
WFRBS Commercial Mortgage Trust (12-C8-XA) 1.84% due 08/15/45	12/22/2017	312,452	242,212	0.1%

		$3,122,398	$1,874,797	0.7%

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 10 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. There is also an annual facility fee of $56,000 for the contract period. The Fund did not have any borrowings during the year ended December 31, 2018.

Note 11 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 12 — SEC Simplification

In August 2018, the Securities and Exchange Commission adopted the Disclosure Update and Simplification rule, which amends certain disclosure requirements. The amendment requires presentation of the total, rather than the components, of accumulated or undistributed earnings on the Statements of Assets and Liabilities; the amendment also provides the presentation of the distributions on the Statements of Changes in Net Assets at the total level rather than components and removes the requirement for disclosure of undistributed net investment income on a book basis. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors.

Note 13 — New Accounting Pronouncement

In August 2018, the FASB released an accounting standards update (ASU) 2018-13, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. This ASU will go effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. Management is currently evaluating the impact of this ASU to the Fund’s financial statements.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of this ASU to the Fund’s financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value Per Share, Beginning of Year	$5.91	$5.81	$5.83	$5.95	$5.82

Income from Operations:
Net Investment Income (1)	0.30	0.27	0.26	0.22	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	0.14	0.00 (2)	(0.13)	0.14

Total from Investment Operations	0.11	0.41	0.26	0.09	0.38

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.28)	(0.21)	(0.21)	(0.25)
Distributions from Net Realized Gains	(0.03)	(0.03)	(0.07)	—	—

Total Distributions	(0.37)	(0.31)	(0.28)	(0.21)	(0.25)

Net Asset Value Per Share, End of Year	$5.65	$5.91	$5.81	$5.83	$5.95

Market Value Per Share, End of Year	$5.27	$5.87	$5.33	$5.27	$5.39
Net Asset Value Total Return (3)	1.86%	7.22%	4.49%	1.60%	6.66%
Market Price Return (4)	(3.88)%	16.36%	6.56%	1.83%	5.66%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$269,594	$282,034	$277,132	$277,932	$283,835

Ratio of Expenses Before Interest Expense to Average Net Assets	0.81%	0.81%	0.84%	0.87%	0.85%

Ratio of Interest Expense to Average Net Assets	0.02%	0.01%	0.01%	0.01%	0.02%

Ratio of Total Expenses to Average Net Assets	0.83%	0.82%	0.85%	0.88%	0.87%

Ratio of Net Investment Income to Average Net Assets	5.13%	4.47%	4.38%	3.70%	4.05%

Portfolio Turnover Rate	31.16%	32.46%	29.20%	24.81%	12.09%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions.
(4)	Based on market price per share, adjusted for reinvestment of distributions.

TCW Strategic Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

TCW Strategic Income Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

February 20, 2019

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

TCW Strategic Income Fund, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

TCW Strategic Income Fund, Inc.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Strategic Income Fund, Inc.

Renewal of Investment Management and Advisory Agreement

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Directors of the Fund (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Fund as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 24, 2018, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2019 through February 5, 2020. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 28, 2018, and in person on September 24, 2018, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1.	Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on the Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Fund. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding the Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Fund and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of the Fund to those of appropriate peer groups of funds selected by Broadridge. After reviewing this information, the Directors requested additional information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement

TCW Strategic Income Fund, Inc.

with respect to the Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2.	Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years and withstand the recent decline in assets. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., as the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Fund to support its operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Fund. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Fund’s various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Fund and its shareholders.

3.	Investment results

The Board and the Independent Directors considered the investment results of the Fund in light of its investment objective and principal strategies. They compared the Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2018. The Board and the Independent Directors reviewed information as to a peer group selection presented by Broadridge and discussed the methodology for the selection with Broadridge. In reviewing the Fund’s relative performance, the Board and the Independent Directors took into account the Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Independent Directors noted that the Fund’s performance (based on net asset value rather than stock price) exceeded the median performance of its peer group for the one-year and ten-year periods, but fell below that median for the three-year and five-year periods. The Board recognized that the peer group included many funds that were not considered to be sufficiently comparable in strategy or characteristics. The Board discussed the Advisor’s explanation about the lower risk and volatility profile for the Fund

TCW Strategic Income Fund, Inc.

Renewal of Investment Management and Advisory Agreement (Continued)

compared to its peers, as shown by the information from Broadridge. The Board noted the Fund’s wider discount of the market price of its stock compared to its net asset value over the most recent one-year period but that the discount was not excessive by historical standards.

The Board and the Independent Directors concluded that the Advisor was implementing the Fund’s investment objective and that the Advisor’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders over the long term.

4.	Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of the Fund (as a percentage of average net assets) with the median management fee and operating expense level of the other funds in the Broadridge peer group. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess the Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that the Fund’s management fee and total expenses were below the median of the peer group funds. The Board concluded that the competitive fee charged by the Advisor, and competitive expense ratio, should continue to benefit the Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Fund, the differences appropriately reflected the more extensive services provided by the Advisor to the Fund and the Advisor’s significantly greater responsibilities and expenses with respect to the Fund, including the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to registered investment companies with shares listed on a stock exchange.

5.	The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Fund, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Fund to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Fund grows and whether the advisory fee reflects those potential economies of scale. They noted the breakpoint under the Agreement, which results in a lower advisory fee rate as the Fund grows larger. They also recognized the Advisor’s view that the advisory fee compares favorably to peer group fees, and that expenses remain competitive even at higher asset levels and that the relatively low

TCW Strategic Income Fund, Inc.

advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Adviser’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal and compliance programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors also recognized that the Fund benefits from receiving investment advice from an organization with other types of advisory clients in addition to investment companies. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Fund through low fees and expenses, and through reinvesting in its capabilities for serving the Fund and its shareholders.

6.	Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund, including compensation for certain compliance support services. The Board and the Independent Directors concluded that any potential benefits to be received or to be derived by the Advisor from its relationships with the Fund are reasonably related to the services provided by the Advisor to the Fund.

7.	Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or

2.	By going to the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. You may obtain the Fund’s Forms N-Q by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Forms N-Q by going to the SEC website at http://www.sec.gov.

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 19, 2018 as part of its Annual Written Affirmation. Also in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on March 28, 2018 and December 19, 2018.

TCW Strategic Income Fund, Inc.

Report of Annual Meeting and Special Meeting of Shareholders

The annual meeting of shareholders (the “Annual Meeting”) of the Fund was held on September 25, 2018. At the Annual Meeting, the following matters were submitted to a shareholder vote:

1)	Election of Directors — the shareholders of the Fund elected the following Directors to serve on the Board of Directors until their successors have been duly elected and qualified.

Director	Votes Cast For	Withheld
Samuel P. Bell	42,432,395	2,065,896
David S. DeVito	42,545,914	1,952,377
Patrick C. Haden	41,058,995	3,439,296
David Lippman	42,544,851	1,953,440
Peter McMillan	41,086,079	3,412,212
Charles A. Parker	42,473,869	2,024,422
Victoria B. Rogers	42,483,431	2,014,860
Andrew Tarica	41,092,124	3,406,167

2)

Ratification of Selection of Independent Registered Public Accounting Firm — the shareholders of the Fund approved the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2018.

For	Against	Abstain
38,825,944	263,229	5,458,134

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #50500, Louisville, KY 40233, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution Policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

Tax Information Notice (Unaudited)

On account of the year ended December 31, 2018, the Fund paid a capital gain distribution of $0.009 per share within the meaning 852 (b) (3) (c) of the Code.

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. Shareholders should refer to the Form 1099-DIV provided by Computershare or your broker for tax filing purposes. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.

Directors and Officers

A board of seven directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, and their business addresses, their principal occupations for the last five years and other directorships held by them, are set forth below.

Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of the Fund since October 2002.	Private Investor.	Point.360 (post production services); TCW Funds, Inc. (mutual fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of the Fund since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016-June 2017), Athletic Director (August 2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments); Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the Fund since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); Causeway ETMF Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Funds, Inc. (mutual fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the Fund since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (since 2015), Cowen & Co, previously Concept Capital Markets, LLC (since 2005, (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, 22nd floor, Los Angeles, CA 90071.
(2)	Position with company may have changed over time.

TCW Strategic Income Fund, Inc.

Interested Directors

Each of these directors are “interested persons” of the Fund as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
David S. DeVito (1962) President and Chief Executive Officer	Mr. DeVito has served as a director of the Fund since January 2008, and as President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer (since October 2013), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management LLC, TCW Asset Management Company LLC, and TCW LLC (since January 2016); President and Chief Executive Officer (since January 2014), TCW Funds, Inc. ; Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.	TCW Funds, Inc. (mutual fund).
David Lippman (1958)	Mr. Lippman has served as a director of the Fund since January 2014.	President and Chief Executive Officer, The TCW Group, Inc. (since August 2012), TCW LLC (since October 2015), the Advisor (since February 2013) and TCW Asset Management Company LLC (since February 2013); Chief Executive Officer, Metropolitan West Asset Management LLC (since February 2013); President and Principal Executive Officer, Metropolitan West Funds (since January 2008).	None.

The officers of the Fund who are not directors of the Fund are:

Name and Address (2)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer

Tax Officer (since December 2016),

Metropolitan West Funds and TCW

Funds, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name and Address (2)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), the Advisor, The TCW Group Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Funds, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).
Jeffrey Engelsman (1967)	Chief Compliance Officer and Anti-Money Laundering Officer	Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC, Advisor, and TCW Asset Management Company LLC (since August 2014); Chief Compliance Officer, TCW Funds, Inc. and Metropolitan West Funds (since 2014); Global Chief Compliance Officer, The TCW Group, Inc. (since August 2014); Anti-Money Laundering Officer (since December 2016), TCW Funds, Inc. and Metropolitan West Funds. Previously, Managing Director, New York Life Investments and Chief Compliance Officer, MainStay Funds.
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer (since 2014); Managing Director, Chief Financial Officer and Assistant Secretary (since February 2013), Metropolitan West Asset Management LLC; Managing Director, Chief Financial Officer and Assistant Secretary (since July 2008), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC; Treasurer and Principal Financial and Accounting Officer, TCW Funds, Inc. (since 2014).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(2)	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Advisor, is Assistant Treasurer of TCW Funds, Inc. and the Fund, and Patrick W. Dennis, Senior Vice President and Associate General Counsel of TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Advisor, is Vice President and Assistant Secretary of TCW Funds, Inc., Metropolitan West Funds and the Fund.

TCW Strategic Income Fund, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 386 3829

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR

Computershare

P.O. Box 50500

Louisville, KY 40233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

LEGAL COUNSEL

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, California 94111

DIRECTORS

Samuel P. Bell

Director

David S. DeVito

Director, President, and Chief Executive Officer

Patrick C. Haden

Director and Chairman

David B. Lippman

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Andrew Tarica

Director

OFFICERS

Meredith S. Jackson

Senior Vice President, General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer

and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

George N. Winn

Assistant Treasurer

Patrick W. Dennis

Assistant Secretary

TSIart9445      12/31/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has two members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2018	2017
$77,000	$75,000

(b) Audit-Related Fees

For the fiscal years December 31, 2018 and December 31, 2017, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2018	2017
$0	$0

(c) Tax Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2018	2017
$5,400	$5,400

Fees were for the preparation and filing of the Registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2018	2017
$0	$0

(e)(1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

            Samuel P. Bell

            Patrick C. Haden

            Peter McMillan

            Victoria B. Rogers

            Andrew Tarica

(b) Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 13(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers*

Mitch Flack	Portfolio Manager and Managing Director, TCW Investment Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since March 2001.

Stephen Kane	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since August 1996.

Laird R. Landmann	President, Metropolitan West Asset Management, LLC since August 1996; Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC, and The TCW Group, Inc. since December 2009.

Tad Rivelle	Portfolio Manager, Group Managing Director, and Chief Investment Officer - Fixed Income, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since August 1996 .

Bryan Whalen	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since 2004.

*	The foregoing information regarding the Registrant’s portfolio managers is as of February 27, 2019. (Positions with TCW and its affiliates may have changed over time.)

(a)(2) Other Accounts Managed as of December 31, 2018 in millions

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset- based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	3	$6,841	32	$6,572	34	$8,457	0	0	23	$1,336	1	$179
Stephen Kane	34	$96,205	30	$11,745	206	$35,189	0	0	7	$1,961	6	$3,815
Laird R. Landmann	28	$96,068	19	$8,301	201	$34,471	0	0	3	$399	6	$3,815
Tad Rivelle	31	$101,888	43	$11,529	221	$40,850	0	0	23	$1,336	7	$3,994
Bryan Whalen	28	$101,854	43	$11,529	220	$40,773	0	0	23	$1,336	7	$3,994

Conflicts

The TCW Group, Inc. and its subsidiaries, the Registrant, TCW Funds, Inc., TCW Alternative Funds, and the Metropolitan West Funds (collectively, “TCW”) has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(3) Portfolio Manager Compensation

The overall objective of TCW Investment Management Company LLC’s (“Advisor”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Registrant as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, “the TCW Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Registrant managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Registrant.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(4) Share Ownership in Registrant as of December 31, 2018

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack					X
Stephen Kane							X
Laird Landmann							X
Tad Rivelle							X
Bryan Whalen					X

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	March 1, 2019

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	March 1, 2019